Exhibit 99.1

Monthly Volume Summary: October 2010 (unaudited & subject to change) (dollars in millions)

TABLE 1 - TOTAL MORTGAGE PORTFOLIO [1,2]									October 2010 Highlights:

Purchases and Issuances	Sales and Other Activity [3]	Liquidations	Net Increase/ (Decrease)	Ending Balance	Annualized Growth Rate	Annualized Liquidation Rate	> The total mortgage portfolio decreased at an annualized rate of 6.6% in October.

>  Single-family refinance-loan purchase and guarantee volume was $33.1 billion in October, reflecting
     83% of total mortgage purchases and issuances.

>  Total number of loan modifications were 15,144 in October 2010 and 146,833 for the ten months ended
     October 31, 2010.

>  The aggregate unpaid principal balance (UPB) of our mortgage-related investments portfolio decreased by approximately $7.4 billion.

>  Total guaranteed PCs and Structured Securities issued decreased at an annualized rate of 8.2% in October.

>  Our single-family seriously delinquent rate increased to 3.82% in October. Our multifamily delinquency rate increased to 0.44% in October.

>  The measure of our exposure to changes in portfolio market value (PMVS-L) averaged $257 million in
     October. Duration gap averaged 0 months.

>  On September 6, 2008, the Director of the Federal Housing Finance Agency (FHFA) appointed FHFA
									as Conservator of Freddie Mac.

Oct 2009	$32,181	($2,125)	($28,838)	$1,218	$2,243,920	0.7%	15.4%
Nov	27,975	—	(32,087)	(4,112)	2,239,808	(2.2%)	17.2%
Dec	44,039	(15)	(33,293)	10,731	2,250,539	5.7%	17.8%

Full-Year 2009	548,368	(35,099)	(470,206)	43,063	2,250,539	2.0%	21.3%

Jan 2010	36,583	—	(39,729)	(3,146)	2,247,393	(1.7%)	21.2%
Feb	29,215	(1,110)	(32,918)	(4,813)	2,242,580	(2.6%)	17.6%
Mar [4]	31,044	(18,890)	(29,080)	(16,926)	2,225,654	(9.1%)	15.6%
Apr [4]	26,109	15,049	(35,667)	5,491	2,231,145	3.0%	19.2%
May	25,151	365	(33,045)	(7,529)	2,223,616	(4.0%)	17.8%
Jun	30,916	(250)	(32,408)	(1,742)	2,221,874	(0.9%)	17.5%
Jul	28,368	(500)	(35,028)	(7,160)	2,214,714	(3.9%)	18.9%
Aug	29,129	(231)	(38,466)	(9,568)	2,205,146	(5.2%)	20.8%
Sep	39,885	(4,307)	(48,645)	(13,067)	2,192,079	(7.1%)	26.5%
Oct	39,641	(49)	(51,563)	(11,971)	2,180,108	(6.6%)	28.2%

YTD 2010	$316,041	($9,923)	($376,549)	($70,431)	$2,180,108	(3.8%)	20.1%

TABLE 2 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO [1]										TABLE 3 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO COMPONENTS [1]

							Mortgage	Mortgage	Net Purchase		PCs and	Non-Freddie Mac Mortgage-
		Sales, net of		Ending	Annualized	Annualized	Purchase	Sale	(Sale)		Structured	Related Securities		Mortgage	Ending

	Purchases [5]	Other Activity	Liquidations	Balance	Growth Rate	Liquidation Rate	Agreements [6]	Agreements [7]	Agreements [8]		Securities	Agency	Non-Agency	Loans	Balance

Oct 2009	$9,188	($12,908)	($10,399)	$770,052	(21.6%)	15.9%	$9,106	($7,444)	$1,662	Oct 2009	$389,928	$69,056	$179,065	$132,003	$770,052
Nov	3,489	(979)	(10,810)	761,752	(12.9%)	16.8%	8,466	(8,088)	378	Nov	382,751	67,497	177,334	134,170	761,752
Dec	5,954	(1,429)	(11,005)	755,272	(10.2%)	17.3%	9,273	(6,655)	2,618	Dec	374,615	66,171	175,670	138,816	755,272

Full-Year 2009	255,343	(154,242)	(150,591)	755,272	(6.1%)	18.7%	428,089	(342,617)	85,472	Full-Year 2009	374,615	66,171	175,670	138,816	755,272

Jan 2010	2,113	(1,737)	(11,940)	743,708	(18.4%)	19.0%	5,651	(5,413)	238	Jan 2010	366,920	64,444	173,984	138,360	743,708
Feb	466	(1,347)	(10,578)	732,249	(18.5%)	17.1%	5,049	(7,046)	(1,997)	Feb	360,872	63,032	172,749	135,596	732,249
Mar	39,291	(5,688)	(12,531)	753,321	34.5%	20.5%	6,231	(11,093)	(4,862)	Mar	333,641	61,643	171,383	186,654	753,321
Apr	24,935	(5,402)	(15,588)	757,266	6.3%	24.8%	5,393	(7,540)	(2,147)	Apr	322,165	57,360	169,726	208,015	757,266
May	7,736	(2,885)	(14,013)	748,104	(14.5%)	22.2%	6,462	(6,782)	(320)	May	312,689	54,554	168,118	212,743	748,104
Jun	9,454	(3,273)	(14,776)	739,509	(13.8%)	23.7%	14,350	(14,053)	297	Jun	304,969	51,343	166,599	216,598	739,509
Jul	11,894	(11,131)	(14,336)	725,936	(22.0%)	23.3%	12,369	(15,103)	(2,734)	Jul	291,957	48,784	165,089	220,106	725,936
Aug	10,002	(6,312)	(13,956)	715,670	(17.0%)	23.1%	14,722	(12,720)	2,002	Aug	283,235	47,374	163,679	221,382	715,670
Sep	15,395	(6,515)	(14,302)	710,248	(9.1%)	24.0%	9,581	(7,706)	1,875	Sep	281,865	43,265	162,365	222,753	710,248
Oct	9,052	(3,180)	(13,257)	702,863	(12.5%)	22.4%	17,046	(13,104)	3,942	Oct	274,467	42,200	160,893	225,303	702,863

YTD 2010	$130,338	($47,470)	($135,277)	$702,863	(8.3%)	21.5%	$96,854	($100,560)	($3,706)	YTD 2010	$274,467	$42,200	$160,893	$225,303	$702,863

Please see Endnotes on page 5.

TABLE 4 - GUARANTEED PCs, STRUCTURED SECURITIES ISSUED, AND OTHER MORTGAGE GUARANTEES [1,9]							TABLE 5 - OTHER DEBT ACTIVITIES [12]

								Original Maturity < 1 Year	Original Maturity > 1 Year

	Issuances	Liquidations [10]	Net Increase/ (Decrease)	Ending Balance [11]	Annualized Growth Rate	Annualized Liquidation Rate		Ending Balance	Issuances	Maturities and Redemptions	Repurchases	Foreign Exchange Translation	Ending Balance	Total Debt Outstanding

Oct 2009	$27,469	($25,694)	$1,775	$1,863,796	1.1%	16.6%	Oct 2009	$235,875	$14,650	($18,005)	($3,109)	$54	$578,220	$814,095
Nov	25,984	(28,973)	(2,989)	1,860,807	(1.9%)	18.7%	Nov	231,082	19,774	(19,709)	(250)	102	578,137	809,219
Dec	39,994	(30,919)	9,075	1,869,882	5.9%	19.9%	Dec	238,293	20,486	(21,429)	(10,152)	(262)	566,780	805,073

Full-Year 2009	475,412	(432,768)	42,644	1,869,882	2.3%	23.7%	Full-Year 2009	238,293	348,679	(276,774)	(44,708)	209	566,780	805,073

Jan 2010	36,163	(35,440)	723	1,870,605	0.5%	22.7%	Jan 2010	234,639	28,021	(11,158)	(500)	(177)	582,966	817,605
Feb	29,522	(28,924)	598	1,871,203	0.4%	18.6%	Feb	241,312	32,615	(30,664)	(70)	(98)	584,749	826,061
Mar [4]	31,011	(96,240)	(65,229)	1,805,974	(41.8%)	61.7%	Mar	238,249	40,827	(32,357)	—	(45)	593,174	831,423
Apr	25,089	(35,019)	(9,930)	1,796,044	(6.6%)	23.3%	Apr	227,988	25,633	(32,224)	(1,255)	(92)	585,236	813,224
May	24,444	(32,287)	(7,843)	1,788,201	(5.2%)	21.6%	May	209,790	25,913	(21,851)	(3,056)	(369)	585,873	795,663
Jun	29,226	(30,093)	(867)	1,787,334	(0.6%)	20.2%	Jun	218,198	42,387	(42,099)	(500)	(31)	585,630	803,828
Jul	26,634	(33,233)	(6,599)	1,780,735	(4.4%)	22.3%	Jul	205,213	27,636	(45,457)	—	292	568,101	773,314
Aug	28,489	(36,513)	(8,024)	1,772,711	(5.4%)	24.6%	Aug	205,557	25,012	(36,311)	—	(119)	556,683	762,240
Sep	37,615	(46,630)	(9,015)	1,763,696	(6.1%)	31.6%	Sep	215,233	21,864	(51,443)	—	214	527,318	742,551
Oct	38,405	(50,389)	(11,984)	1,751,712	(8.2%)	34.3%	Oct	200,560	21,126	(23,039)	(745)	37	524,697	725,257

YTD 2010	$306,598	($424,768)	($118,170)	$1,751,712	(7.6%)	27.3%	YTD 2010	$200,560	$291,034	($326,603)	($6,126)	($388)	$524,697	$725,257

TABLE 6 - DELINQUENCIES - TOTAL [13]					TABLE 7 - OTHER INVESTMENTS [14]		TABLE 8 - INTEREST-RATE RISK SENSITIVITY DISCLOSURES [15]

	Single-Family			Multifamily				Portfolio Market Value- Level (PMVS-L) (50bp) (dollars in millions)		Portfolio Market Value- Yield Curve (PMVS-YC) (25bp) (dollars in millions)		Duration Gap (Rounded to Nearest Month)

	Non-Credit Enhanced	Credit Enhanced	Total	Total		Ending Balance		Monthly Average	Quarterly Average	Monthly Average	Quarterly Average	Monthly Average	Quarterly Average

Oct 2009	2.75%	7.93%	3.65%	0.18%	Oct 2009	$86,138	Oct 2009	$472	—	$19	—	0	—
Nov	2.90%	8.35%	3.83%	0.19%	Nov	84,821	Nov	452	—	21	—	0	—
Dec	3.02%	8.68%	3.98%	0.20%	Dec	90,954	Dec	469	465	28	23	0	0

					Full-Year 2009	90,954	Full-Year 2009	476	—	74	—	0	—

Jan 2010	3.15%	9.05%	4.15%	0.22%	Jan 2010	111,444	Jan 2010	435	—	18	—	0	—
Feb	3.20%	9.12%	4.20%	0.26%	Feb	129,127	Feb	474	—	15	—	0	—
Mar	3.18%	8.87%	4.13%	0.25%	Mar	105,262	Mar	513	476	22	19	0	0
Apr	3.15%	8.68%	4.06%	0.25%	Apr	85,698	Apr	391	—	20	—	0	—
May	3.15%	8.69%	4.06%	0.32%	May	77,184	May	455	—	28	—	0	—
Jun	3.08%	8.50%	3.96%	0.28%	Jun	107,467	Jun	397	413	20	23	0	0
Jul	3.03%	8.33%	3.89%	0.30%	Jul	91,349	Jul	116	—	31	—	0	—
Aug	2.99%	8.17%	3.83%	0.32%	Aug	90,592	Aug	57	—	27	—	0	—
Sep	2.97%	8.13%	3.80%	0.35%	Sep	78,160	Sep	171	114	16	25	0	0
Oct	2.99%	8.20%	3.82%	0.44%	Oct	66,792	Oct	257	—	13	—	0	—

					YTD 2010	$66,792	YTD 2010	$325	—	$21	—	0	—

Please see Endnotes on page 5.

TABLE 9 - SERIOUSLY DELINQUENT SINGLE-FAMILY LOANS THREE MONTHLY PAYMENTS PAST DUE IN PC TRUSTS, BY LOAN ORIGINATION YEAR [16]

	As of October 31, 2010 (Unpaid Principal Balances, or UPB, in millions)
	4.0% PC Coupon-Delinquency [17]			4.5% PC Coupon-Delinquency			5.0% PC Coupon-Delinquency			5.5% PC Coupon-Delinquency			6.0% PC Coupon-Delinquency			6.5% PC Coupon-Delinquency			7.0% PC Coupon and over-Delinquency			Total
	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans

Fixed-rate
30 year maturity—
Loan origination year:
2010	$0	0.00%	0	$5	0.01%	28	$21	0.04%	96	$3	0.11%	15	$0	0.36%	1	$0	0.00%	0	N/A	N/A	N/A	$29	0.02%	140
2009	8	0.01%	29	81	0.04%	366	66	0.08%	316	17	0.20%	83	3	0.18%	15	0	0.13%	1	0	0.00%	0	175	0.05%	810
2008	1	0.06%	4	14	0.16%	56	158	0.34%	641	258	0.49%	1,167	218	0.75%	1,127	64	0.85%	394	21	1.39%	148	734	0.52%	3,537
2007	0	0.00%	0	5	0.40%	19	99	0.65%	418	424	0.76%	1,959	597	0.96%	3,217	249	1.34%	1,636	50	1.98%	384	1,424	0.95%	7,633
2006	0	1.09%	1	1	0.11%	3	51	0.59%	225	245	0.68%	1,146	452	0.82%	2,447	146	1.03%	941	18	1.29%	135	913	0.81%	4,898
2005	0	0.28%	2	27	0.29%	148	250	0.42%	1,299	288	0.54%	1,674	110	0.78%	722	12	0.93%	91	2	1.33%	15	689	0.51%	3,951
2004 and Prior	1	0.15%	5	20	0.15%	135	186	0.22%	1,218	270	0.30%	1,999	117	0.36%	1,084	72	0.40%	819	59	0.47%	945	725	0.31%	6,205
15 year maturity—
Loan origination year:
2010	1	0.00%	5	1	0.01%	5	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2	0.01%	10
2009	3	0.01%	23	3	0.02%	18	1	0.06%	5	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	7	0.01%	46
2008	0	0.12%	3	5	0.08%	29	10	0.15%	68	5	0.20%	38	1	0.25%	15	0	0.26%	1	0	0.00%	0	21	0.15%	154
2007	0	0.57%	1	1	0.21%	9	6	0.22%	42	9	0.24%	69	8	0.48%	74	1	0.65%	10	0	2.08%	3	25	0.30%	208
2006	0	0.85%	1	0	0.24%	5	2	0.16%	18	10	0.25%	84	6	0.30%	69	1	0.35%	9	0	0.00%	0	19	0.26%	186
2005	1	0.09%	7	4	0.10%	39	12	0.16%	124	6	0.25%	73	1	0.59%	15	0	0.00%	0	0	0.00%	0	24	0.16%	258
2004 and Prior	8	0.05%	88	28	0.06%	337	30	0.09%	428	11	0.12%	218	8	0.14%	172	3	0.17%	88	1	0.24%	76	89	0.09%	1,407
Initial Interest—
Loan origination year:
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2008	N/A	N/A	N/A	0	0.00%	0	1	0.51%	3	6	0.62%	20	11	1.42%	38	2	1.35%	8	0	0.00%	0	20	0.96%	69
2007	0	0.00%	0	0	0.93%	1	3	0.87%	11	54	1.25%	194	129	1.47%	490	33	1.88%	130	3	3.34%	18	222	1.47%	844
2006	N/A	N/A	N/A	0	0.00%	0	1	1.09%	3	13	1.41%	52	33	1.55%	128	13	2.44%	55	2	3.47%	10	62	1.68%	248
2005	N/A	N/A	N/A	0	0.00%	0	1	0.70%	2	5	1.34%	23	5	1.24%	24	1	1.67%	4	0	0.00%	0	12	1.26%	53
2004 and Prior	N/A	N/A	N/A	0	0.00%	0	0	0.00%	0	0	1.89%	2	0	3.85%	1	N/A	N/A	N/A	N/A	N/A	N/A	0	1.81%	3

Combined	$23	0.02%	169	$195	0.05%	1,198	$898	0.21%	4,917	$1,624	0.44%	8,816	$1,699	0.69%	9,639	$597	0.77%	4,187	$156	0.63%	1,734	$5,192	0.31%	30,660

Adjustable-rate (ARM) [19]
Fully amortizing—
Loan origination year:
2010	$0	0.00%	0	$0	0.00%	0	$0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0	0.00%	0
2009	0	0.00%	0	0	0.12%	1	0	0.00%	0	$0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.05%	1
2008	0	1.11%	1	4	0.50%	17	12	0.72%	48	4	0.75%	15	$0	0.00%	0	$0	0.00%	0	0	0.00%	0	20	0.66%	81
2007	0	0.00%	0	0	0.45%	1	1	0.39%	2	10	1.25%	49	21	1.99%	99	2	1.21%	9	1	2.63%	3	35	1.55%	163
2006	0	0.93%	1	1	0.93%	5	1	0.75%	7	17	0.67%	79	15	1.00%	85	6	2.05%	34	1	1.86%	5	41	0.91%	216
2005	1	0.61%	7	3	0.57%	16	13	0.38%	68	7	0.66%	34	1	1.07%	4	0	0.00%	0	0	0.00%	0	25	0.47%	129
2004 and Prior	0	0.22%	5	6	0.31%	38	9	0.34%	54	0	0.18%	4	1	0.42%	5	0	0.23%	1	0	0.00%	0	16	0.31%	107
Initial Interest—
Loan origination year:
2010	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2009	0	0.27%	1	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.08%	1
2008	0	0.00%	0	17	1.33%	53	40	0.88%	136	19	0.92%	59	0	1.39%	1	0	0.00%	0	0	0.00%	0	76	0.96%	249
2007	0	0.00%	0	1	1.62%	5	12	1.85%	43	180	1.78%	653	156	2.18%	558	10	3.01%	41	2	4.14%	12	361	1.97%	1,312
2006	2	2.42%	5	1	1.54%	5	15	1.48%	50	118	1.59%	438	169	1.73%	653	37	2.50%	163	6	3.41%	34	348	1.75%	1,348
2005	3	0.90%	10	13	1.19%	52	39	1.21%	154	25	1.18%	105	2	0.89%	12	1	1.46%	3	0	4.44%	2	83	1.18%	338
2004 and Prior	1	1.42%	3	0	0.00%	0	0	0.65%	2	0	0.00%	0	0	3.45%	1	0	0.00%	0	N/A	N/A	N/A	1	0.65%	6

Combined	$7	0.41%	33	$46	0.64%	193	$142	0.74%	564	$380	1.37%	1,436	$365	1.77%	1,418	$56	2.29%	251	$10	2.80%	56	$1,006	1.27%	3,951

Please see Endnotes on page 5.

TABLE 10 - SERIOUSLY DELINQUENT SINGLE-FAMILY LOANS FOUR MONTHLY PAYMENTS PAST DUE IN PC TRUSTS, BY LOAN ORIGINATION YEAR [16]

	As of October 31, 2010 (Unpaid Principal Balances, or UPB, in millions)
	4.0% PC Coupon-Delinquency [17]			4.5% PC Coupon-Delinquency			5.0% PC Coupon-Delinquency			5.5% PC Coupon-Delinquency			6.0% PC Coupon-Delinquency			6.5% PC Coupon-Delinquency			7.0% PC Coupon and over-Delinquency			Total
	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans

Fixed-rate
30 year maturity—
Loan origination year:
2010	$0	0.00%	1	$3	0.00%	12	$15	0.03%	69	$2	0.08%	11	$0	0.00%	0	$0	0.00%	0	N/A	N/A	N/A	$20	0.01%	93
2009	7	0.01%	27	59	0.03%	268	40	0.05%	193	11	0.14%	56	2	0.13%	11	0	0.13%	1	$0	3.23%	1	119	0.04%	557
2008	0	0.02%	1	8	0.08%	29	111	0.24%	446	199	0.37%	886	133	0.45%	680	55	0.66%	307	16	0.98%	104	522	0.36%	2,453
2007	0	0.00%	0	3	0.25%	12	71	0.46%	297	281	0.49%	1,277	407	0.65%	2,201	165	0.89%	1,080	35	1.35%	263	962	0.64%	5,130
2006	0	1.09%	1	2	0.18%	5	32	0.39%	148	166	0.46%	767	302	0.55%	1,644	102	0.70%	635	11	0.75%	78	615	0.54%	3,278
2005	0	0.00%	0	15	0.14%	70	169	0.29%	876	204	0.39%	1,201	75	0.53%	490	9	0.63%	62	1	0.71%	8	473	0.35%	2,707
2004 and Prior	0	0.09%	3	14	0.10%	84	117	0.14%	759	180	0.20%	1,331	69	0.21%	637	43	0.22%	457	28	0.22%	438	451	0.18%	3,709
15 year maturity—
Loan origination year:
2010	0	0.00%	1	0	0.00%	1	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	2
2009	2	0.00%	10	1	0.01%	9	0	0.01%	1	0	0.00%	0	0	0.68%	1	N/A	N/A	N/A	N/A	N/A	N/A	3	0.01%	21
2008	0	0.00%	0	4	0.07%	23	7	0.11%	49	2	0.10%	18	1	0.20%	12	0	0.00%	0	0	0.00%	0	14	0.10%	102
2007	0	0.00%	0	2	0.21%	9	2	0.10%	18	7	0.19%	56	3	0.19%	29	0	0.32%	5	0	0.00%	0	14	0.17%	117
2006	0	0.00%	0	0	0.05%	1	1	0.10%	11	5	0.11%	38	4	0.18%	41	1	0.27%	7	0	0.00%	0	11	0.14%	98
2005	1	0.07%	6	4	0.09%	34	7	0.08%	64	2	0.13%	39	1	0.35%	9	0	0.00%	0	0	0.00%	0	15	0.10%	152
2004 and Prior	5	0.03%	58	20	0.04%	246	17	0.05%	247	7	0.07%	121	4	0.07%	86	2	0.08%	42	1	0.14%	46	56	0.05%	846
Initial Interest—
Loan origination year:
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2008	N/A	N/A	N/A	0	0.00%	0	0	0.17%	1	7	0.68%	22	9	1.15%	31	1	0.84%	5	0	0.00%	0	17	0.82%	59
2007	0	0.00%	0	0	0.93%	1	3	0.95%	12	38	0.89%	138	94	1.07%	355	31	1.82%	126	2	1.86%	10	168	1.12%	642
2006	N/A	N/A	N/A	0	0.00%	0	0	0.00%	0	12	1.14%	42	28	1.30%	107	7	1.38%	31	1	2.43%	7	48	1.27%	187
2005	N/A	N/A	N/A	0	0.00%	0	1	0.70%	2	6	1.46%	25	6	1.24%	24	0	1.26%	3	0	0.00%	0	13	1.29%	54
2004 and Prior	N/A	N/A	N/A	0	0.00%	0	0	0.00%	0	0	0.00%	0	0	3.85%	1	N/A	N/A	N/A	N/A	N/A	N/A	0	0.60%	1

Combined	$15	0.01%	108	$135	0.04%	804	$593	0.13%	3,193	$1,129	0.30%	6,028	$1,138	0.45%	6,359	$416	0.51%	2,761	$95	0.35%	955	$3,521	0.21%	20,208

Adjustable-rate (ARM) [19]
Fully amortizing—
Loan origination year:
2010	$0	0.00%	0	$0	0.00%	0	$0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0	0.00%	0
2009	0	0.00%	0	0	0.00%	0	0	0.00%	0	$0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2008	0	1.11%	1	3	0.44%	15	7	0.33%	22	2	0.55%	11	$0	1.64%	1	$0	0.00%	0	$0	0.00%	0	12	0.41%	50
2007	1	4.84%	3	1	2.25%	5	2	1.37%	7	7	0.84%	33	14	1.33%	66	2	1.88%	14	1	3.51%	4	28	1.25%	132
2006	0	0.00%	0	1	0.56%	3	1	0.54%	5	22	0.81%	96	11	0.66%	56	7	2.17%	36	1	1.49%	4	43	0.84%	200
2005	1	0.44%	5	2	0.43%	12	12	0.34%	61	6	0.57%	29	2	2.14%	8	0	0.00%	0	0	0.00%	0	23	0.42%	115
2004 and Prior	0	0.17%	4	5	0.24%	29	6	0.23%	36	0	0.18%	4	0	0.25%	3	1	0.45%	2	0	0.00%	0	12	0.23%	78
Initial Interest—
Loan origination year:
2010	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2009	0	0.00%	0	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2008	0	0.00%	0	5	0.45%	18	26	0.51%	79	14	0.76%	49	0	0.00%	0	0	0.00%	0	0	0.00%	0	45	0.56%	146
2007	0	0.00%	0	2	2.27%	7	10	1.64%	38	143	1.40%	512	115	1.63%	419	8	2.35%	32	2	2.76%	8	280	1.52%	1,016
2006	0	0.48%	1	2	1.85%	6	8	0.94%	32	76	1.04%	287	139	1.44%	545	29	1.89%	123	2	1.20%	12	256	1.31%	1,006
2005	3	1.08%	12	9	0.89%	39	24	0.72%	92	27	1.21%	107	3	1.11%	15	1	2.44%	5	0	2.22%	1	67	0.94%	271
2004 and Prior	0	0.00%	0	1	1.30%	3	0	0.32%	1	0	0.00%	0	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	1	0.43%	4

Combined	$5	0.33%	26	$31	0.46%	137	$96	0.49%	373	$297	1.08%	1,128	$284	1.39%	1,113	$48	1.94%	212	$6	1.45%	29	$767	0.97%	3,018

Please see Endnotes on page 5.

ENDNOTES

(1)	The activity and balances set forth in these tables represent unpaid principal balances, and exclude mortgage loans and mortgage-related securities traded, but not yet settled. For PCs and Structured Securities, the balance reflects security balances based on the monthly PC factor report. Effective January 1, 2010, we adopted amendments to the accounting standards for transfers of financial assets and consolidation of VIEs, which resulted in significant changes to our financial statements. However, we continue to present information in this monthly volume summary on the same basis as prior to January 1, 2010.
(2)	Total mortgage portfolio (Table 1) is defined as guaranteed PCs, Structured Securities issued, and other mortgage guarantees (Table 4) plus the sum of mortgage loans (Table 3) and non-Freddie Mac mortgage-related securities (agency and non-agency) (Table 3).
(3)	Includes sales of non-Freddie Mac mortgage-related securities and multifamily mortgage loans from our mortgage-related investments portfolio.
(4)	On February 10, 2010, we announced that we would begin purchasing substantially all 120 days or more delinquent mortgages from our related fixed-rate and adjustable-rate (ARM) PCs. The purchases of these loans from related PCs were reflected in the PC factor report published on March 4, 2010, and the corresponding principal payments were passed through to fixed-rate and ARM PC holders on March 15 (45-day remittance cycle) and on April 15, 2010 (75-day remittance cycle), respectively. As a result, our total guaranteed PCs and Structured Securities issued (Table 4) include liquidations of approximately $73 billion in March. Liquidations of our total mortgage portfolio (Table 1) do not include these liquidations since the activity represents mortgage loans purchased from PCs.
In April 2010, sales and other activity in Table 1 include the amounts for approximately $18 billion of March mortgage loan purchases related to the (75-day) remittance cycle (where timing differences resulted in a reduction of the PC balance in March without a corresponding increase in the mortgage loan balance). Had these mortgage loan purchases related to the 75-day remittance cycle been reflected in March (similar to the 45-day remittance cycle), the March 2010 total mortgage portfolio’s ending balance and annualized growth rate (Table 1) would have been $2,243,813 million and 0.7%, respectively.
(5)	Includes purchases of PCs and Structured Securities into the mortgage-related investments portfolio that totaled $2,832 million (based on unpaid principal balance) during October 2010. Purchases during 2010 include net additions for delinquent mortgage loans and balloon/reset mortgages purchased out of PC pools. We report net additions for delinquent mortgage loans and balloon/reset mortgages purchased out of PC pools as sales, net of other activity in 2009.
See Endnote 4. In April 2010, purchases in Table 2 include approximately $18 billion of mortgage loan purchases related to the March (75-day) remittance cycle.
(6)	Mortgage purchase agreements reflect trades entered into during the month and include: (a) monthly commitments to purchase mortgage-related securities for our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan purchase agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our purchase commitments may settle during the same month in which we have entered into the related commitment.
(7)	Mortgage sale agreements reflect trades entered into during the month and include: (a) monthly commitments to sell mortgage-related securities from our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan sale agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our sales commitments may settle during the same month in which we have entered into the related commitment.
(8)	As of October 31, 2010, we had net unsettled purchase (sale) agreements of approximately $4,552 million. The ending balance of our mortgage-related investments portfolio as of October 31, 2010 after giving effect to these unsettled agreements and assuming we did not enter into any other purchase (sale) agreements after October 31, 2010 would have been $707.4 billion.
(9)	Includes PCs, Structured Securities and other mortgage guarantees, which consist of tax-exempt multifamily housing revenue bonds, HFA bonds, and credit-related commitments with respect to single-family mortgage loans. Excludes Structured Securities for which we have resecuritized our PCs and Structured Securities. Notional balances of interest-only strips are excluded because this table is based on unpaid principal balance.
(10)	Represents principal repayments relating to PCs, Structured Securities and other mortgage guarantees. Also includes our purchases of delinquent mortgage loans and balloon/reset mortgage loans out of PC pools.
(11)	The ending balance of Guaranteed PCs, Structured Securities Issued, and Other Mortgage Guarantees (Table 4) differs from the balance of Total PCs and Structured Securities in our quarterly report on Form 10-Q dated November 3, 2010 because Table 4 excludes unguaranteed tranches of securities issued by Freddie Mac and includes other mortgage guarantees described in Endnote 9.
(12)	Represents the combined balance and activity of our other debt, including securities sold under agreements to repurchase and federal funds purchased, based on the par values of these liabilities.
(13)	Single-family seriously delinquent rate information is based on the number of loans that are three monthly payments or more past due or in foreclosure as of period end while multifamily delinquencies are based on the UPB of mortgage loans that are two monthly payments or more past due or in foreclosure as of period end. Delinquency rates presented in Table 6 include mortgage loans underlying Structured Transactions, but exclude Structured Securities backed by either HFA bonds or Ginnie Mae Certificates as well as mortgage loans whose contractual terms have been modified under an agreement with the borrower as long as the borrower is less than three monthly payments (single-family) or two monthly payments (multifamily) past due under the modified contractual terms. Since we include loans in the HAMP trial period as seriously delinquent in our statistical reporting, this results in a temporary rise in our seriously delinquent rate until the modifications become effective and are removed from seriously delinquent status. The volume of effective modifications impacts our reported seriously delinquent rate. See Tables 9 and 10 for more information about seriously delinquent single-family loans.
(14)	Other Investments exclude amounts related to consolidated variable-interest entities. The balance includes cash and cash equivalents, federal funds sold and securities purchased under agreements to resell, and non-mortgage-related securities. Investments in non-mortgage-related securities are presented at fair value.
(15)	Our primary interest-rate risk measures are PMVS and duration gap. These measures include the impact of our purchases and sales of derivative instruments, which we use to limit our exposure to changes in interest rates. Our PMVS measures are estimates of the amount of average potential pre-tax loss in the market value of our net assets due to parallel (PMVS-L) and non-parallel (PMVS-YC) movements in London Interbank Offered Rates (LIBOR). While we believe that our PMVS and duration gap metrics are useful risk management tools, they should be understood as estimates rather than precise measurements. Methodologies employed to calculate interest-rate risk sensitivity disclosures are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes.
(16)	Excludes loans underlying fixed-rate 20-year, fixed-rate 40-year and balloon PCs, as well as certain conforming jumbo loans underlying non-TBA PCs. As of October 31, 2010, the outstanding UPB of mortgage loans in the categories that were three monthly payments past due was $145 million and that were four or more monthly payments past due was $78 million. An “N/A” indicates there were no PCs issued in the specified PC category or loan origination year. Table 10 excludes loans greater than four monthly payments past due used to establish the October PC factor report, for which PC investors will receive principal payments at the scheduled payment date (45 or 75 day delay, as appropriate).
(17)	Loans in PCs with coupons less than 4.0% have been excluded. As of October 31, 2010, the outstanding UPB of mortgage loans that were three monthly payments and four or more monthly payments past due for this category was $198 million and $1,334 million, respectively.
(18)	Represents loan-level UPB. The loan-level UPB may vary from the fixed-rate PC UPB primarily due to guaranteed principal payments made by Freddie Mac on the PCs. In the case of fixed-rate initial interest PCs, if they have not begun to amortize, there is no variance.
(19)	ARM PC coupons are rounded to the nearest whole or half-percent coupon. For example, the 5.0% PC Coupon category includes ARM PCs with coupons between 4.75% and 5.24%.

A glossary of selected Monthly Volume Summary terms is available on the Investor Relations page of our website, www.FreddieMac.com/investors.
The Monthly Volume Summary includes volume and statistical data pertaining to our portfolios. Inquiries should be addressed to our Investor Relations Department, which can be reached by calling (703) 903-3883 or writing to:
8200 Jones Branch Drive, Mail Stop 486,
McLean, VA 22102-3110
or sending an email to shareholder@freddiemac.com.